SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) March 30, 2004
                                                         --------------



                            FIRST UNITED CORPORATION
               (Exact name of Registrant as specified in Charter)


        Maryland                        0-14237                    52-1380770
State or other Jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



                 19 South Second Street, Oakland, Maryland 21550
                (Address of Principal Executive Offices/Zip Code)

       Registrant's telephone number, including area code: (301) 334-9471
                                                           --------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Event.

     On March 30, 2004, First United Corporation (the "Registrant") completed a $10 million private placement of Floating Rate Trust Preferred Securities and a $20 million private placement of Fixed/Floating Rate Trust Preferred Securities (together, the "Securities") through the Registrant's wholly-owned subsidiaries, First United Statutory Trust I and First United Statutory Trust II (the "Trusts"). The Securities represent undivided beneficial interests in the Trusts, which were established by the Registrant for the purpose of issuing the Trust Preferred Securities.

     The Securities issued by the Trusts mature in 30 years. The Securities are callable at par plus accrued and unpaid interest in June 2009. The Floating Rate Trust Preferred Securities have a variable rate based on the three-month LIBOR plus 2.75%, reset quarterly, with the initial rate set at 3.86%, and the Fixed/Floating Rate Trust Preferred Securities have a fixed rate of 6.02%, payable quarterly, for five years, at which time they have a variable rate based on the three-month LIBOR plus 2.75%, reset quarterly until maturity.

     The  Trusts  used  the  proceeds  from  the  sale  of the  Trust  Preferred
Securities to purchase Junior Subordinated Debentures of the Registrant. The Registrant intends to use its net proceeds from the private placement for general corporate purposes, including the possible redemption on or after September 30, 2004 of the $23.7 million of 9.375% cumulative trust preferred securities issued by its subsidiary First United Capital Trust in 1999.

     The Securities have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an exemption from the registration requirements. This notice does not constitute an offer to sell or the solicitation of an offer to buy the Securities.

     This Item 5 contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements present management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this Item 5, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in "Risk Factors" in Exhibit 99.1 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003. Except as required by applicable laws, the Registrant does not intend to publish updates or revisions of any forward-looking statements it makes to reflect new information, future events or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  4.     Indentures

                         Pursuant to  Regulation  S-K Item  601(b)(4)(iii),  the
Registrant agrees to furnish a copy of the Indentures to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST UNITED CORPORATION



Date:  March 31, 2004                 By: /s/ Robert W. Kurtz
                                          -----------------------------------
                                          Robert W. Kurtz
                                          President and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number          Description of Exhibit
-------         ----------------------


4               Indenture

                Pursuant to Regulation S-K Item 601(b)(4)(iii), the Company agrees to furnish a copy of the Indentures to the Securities and Exchange Commission upon request.